NUVEEN CONSERVATIVE ALLOCATION FUND

NUVEEN MODERATE ALLOCATION FUND

SUPPLEMENT DATED OCTOBER 11, 2011

TO THE PROSPECTUS DATED OCTOBER 29, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

Effective October 10, 2011, John C. Simmons is no longer a portfolio manager of the funds. David R. Cline and James A. Colon remain portfolio managers of the funds.

There have been no changes in the funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS FOR FUTURE REFERENCE

MGN-ALLOP-1011P